The Munder Funds

Supplement Dated May 26, 2011
to the Statement of Additional Information (“SAI”)
dated October 30, 2010, as amended and restated May 16, 2011

Investors are advised that the Munder Tax-Free Short & Intermediate Bond Fund was liquidated on May 25, 2011.  Accordingly, all references to the Munder Tax-Free Short & Intermediate Bond Fund are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE